                                                                     EXHIBIT 3.2


                       MATTRESS DISCOUNTERS CORPORATION
                             OFFICER'S CERTIFICATE

Pursuant to Section 5.2(b) of that certain Transaction Agreement dated as of May 28, 1999, as amended (the "Transaction Agreement"), by. and among Heilig-Meyers Company, Heilig-Meyers Associates, Inc. and MD Acquisition Corporation, the undersigned officer of Mattress Discounters Corporation (the "Company") does hereby certify that annexed hereto as Exhibit A is a true, accurate and complete copy of the bylaws of the Company.

                                        Mattress Discounters Corporation


                                        By:  /s/ Paige H. Wilson
                                             -----------------------------------
                                             Name:  Paige H. Wilson
                                             Title: Secretary
Dated:  August 6, 1999

                       MATTRESS DISCOUNTERS CORPORATION***

                                    BYLAWS

                                   ARTICLE I

                                    OFFICES

     Section 1. The Corporation's principal office in the State of Delaware shall be in the City of Wilmington, County of New Castle.

     Section 2. The Corporation may also have offices at such other places both within and without the State of Delaware as the Corporation's board of directors (the "Board") may from time to time determine or the Corporation's business may require.

                                  ARTICLE II

                           MEETINGS OF STOCKHOLDERS

     Section 1. Subject to Section 2 of this Article, all meetings of the stockholders for the election of directors shall be held at such time and place, within or without the State of Delaware, as may be fixed from time to time by the Board. Meetings of stockholders for any other purpose may be held at such time and place, within or without the State of Delaware, as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

     Section 2. Annual meetings of stockholders shall be held on such date in the month of April of each year and at such place (within or without the State of Delaware) as is designated from time to time by the Board and stated in the notice of the meeting. At each annual meeting, the stockholders shall elect the Board and shall transact such other business as may properly be brought before the meeting.

     Section 3. Written notice of the annual meeting shall be given to each stockholder entitled to vote at such meeting not fewer than 10 nor more than 60 days prior to the meeting.

     Section 4. The officer who has charge of the Corporation's stock ledger shall prepare and make, at least 10 days before every election of directors, a complete list of the stockholders entitled to vote at said election, arranged in alphabetical order, showing the address of and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, during ordinary business hours, for a period of at least 10 days prior to the election, either at a place within the city, town or village where the election is to be held and which place shall be specified in the notice of the meeting, or, if not specified, at the

__________________________________

*   As adopted by the Board on March 5, 1996.

** [Handwritten note: name changed by Certificate of Correction 3/5/96] place where said meeting is to be held, and the list shall be produced and kept at the time and place of election during the whole time thereof, and subject to the inspection of any stockholder who may be present.

     Section 5. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the Corporation's certificate of incorporation (the "Charter"), may be called by the Chairman of the Board ("Chairman") or the President and shall be called by the Chairman or the President or Secretary at the request in writing of a majority of the Board, or at the request in writing of stockholders owning at least 35% of the Corporation's capital stock outstanding and entitled to vote at such meeting. Such request shall state the purpose or purposes of the proposed meeting.

     Section 6. Written notice of a special meeting of stockholders, stating the time, place and purposes thereof, shall be given to each stockholder entitled to vote at such meeting not fewer than 10 nor more than 60 days prior to the meeting.

     Section 7. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

     Section 8. The holders of a majority of the Corporation's capital stock and outstanding, and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the certificate of incorporation. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified.

     Section 9. When a quorum is present at any meeting, the vote of the holders of a majority of the Corporation's capital stock outstanding and having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which by express provision of the statutes or of the Charter, a different vote is required in which case such express provision shall govern and control the decision of such question.

     Section 10. Each stockholder shall at every meeting of the stockholders be entitled to one vote in person or by proxy for each share of the capital stock having voting power held by such stockholder, but no proxy shall be voted on after three years from its date, unless the proxy provides for a longer period, and, except where the Corporation's transfer books have been closed or a date has been fixed as a record date for the determination of its stockholders entitled to vote, no capital stock shall be voted on at any election for directors which has been transferred on the Corporation's books within 20 days next preceding such election of directors.

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     Section 11.    Whenever the vote of stockholders at a meeting thereof is
required or permitted to be taken in connection with any corporate action by any provisions of the statutes or of the Charter, the meeting and vote of stockholders may be dispensed with, if all the stockholders who would have been entitled to vote upon the action if such meeting were held, shall consent in writing to such corporate action being taken.

                                  ARTICLE III

                                   DIRECTORS

     Section 1. The number of directors of the Corporation shall be at least one, or such other number as shall be determined from time to time by the Board. The directors shall be elected at the annual meeting of the stockholders, except as provided in Section 2 of this Article, and each director elected shall hold office until his successor has been duly elected and has qualified. Directors need not be stockholders nor residents of the State of Delaware.

     Section 2. Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, though less than a quorum, or by the sole remaining director, and the directors so chosen shall hold office until the next annual meeting of the stockholders or until their successors are duly elected and shall qualify, unless sooner displaced.

     Section 3.

             (a) Except as otherwise provided by law, the Charter or these Bylaws, at any meeting of the stockholders called expressly for such purpose, any director may be removed, with or without cause, by a vote of the stockholders holding a majority of the capital stock outstanding and entitled to vote at an election of directors.

             (b) Any director may resign at any time by giving written notice to the Board, the Chairman, the President or the Secretary of the Corporation. Unless otherwise specified such written notice, a resignation shall take effect upon delivery thereof to the Board or the designated officer. A resignation need not be accepted for it to be effective.

     Section 4. The Corporation's business shall be managed by the Board which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Charter or by these Bylaws directed or required to be exercised or done by the stockholders.

                                BOARD MEETINGS

     Section 5. The Board may hold meetings, both regular and special, either within or without the State of Delaware.

     Section 6. The first meeting of each newly elected Board shall be held at such time and place as shall be fixed by the vote of the stockholders at the annual meeting and no notice of such meeting shall be necessary to the newly elected directors to constitute legally the meeting, provided a quorum shall be present. If the stockholders fail to fix the time or place of such first meeting of the newly elected Board, or if such meeting is not held at the time and place so fixed by the stockholders, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the Board, or as shall be specified in a written waiver signed by all of the directors.

     Section 7. Regular meetings of the Board may be held without notice at such time and at such place as shall from time to time be determined by the Board.

     Section 8. Special meetings of the Board may be called by the Chairman or the President on two days prior written notice to each director, either personally, by mail or by telegram; special meetings may be called by the Chairman or the President or Secretary in like manner and on like notice upon the written request of two directors.

     Section 9. At all meetings of the Board, a majority of the directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any Board meeting at which there is a quorum shall be the act of the Board, except as may be otherwise specifically provided by statute or by the Charter. If a quorum shall not be present at any Board meeting, the directors present thereat may adjourn the meeting from time to time without notice other than announcement at the meeting until a quorum shall be present. The Chairman shall preside at all meetings of the Board.

     Section 10. Unless otherwise restricted by the Charter or these Bylaws, any action required or permitted to be taken at any meeting of the Board, or of any committee thereof, may be taken without a meeting, if prior to such action a written consent thereto is signed by all Board members or of such committee as the case may be, and such written consent is filed with the minutes of proceedings of the Board or such committee.

     Section 11. The Board may participate in meetings by means of conference telephone or similar communications equipment, whereby all directors participating in the meeting can hear each other at the same time, and participation in any such meeting shall constitute presence in person by such director at such meeting. A written record shall be made of all actions taken at any meeting conducted by means of a conference telephone or similar communications equipment.

                               BOARD COMMITTEES

     Section 12. The Board may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of two or more of the directors of the Corporation, which, to the extent provided in the resolution, shall have and may exercise the powers of the Board in the management of the Corporation's business and affairs and may authorize the Corporation's seal to be affixed to all papers which may require it. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board.

     Section 13. Each committee shall keep regular minutes of its meetings and report the same to the Board when required.

                           COMPENSATION OF DIRECTORS

     Section 14. The directors may be paid their expenses, if any, of attendance at each Board meeting and may be paid a fixed sum for attendance at each Board meeting or a stated salary as director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

                                  ARTICLE IV

                                    NOTICES

     Section 1. Notices to directors and stockholders shall be in writing and delivered either personally or by first class mail with postage prepaid, in either case addressed to the directors or stockholders at their addresses appearing on the Corporation's books. Notice delivered personally shall be deemed to be given at the time when the same shall be received by the addressee, and notice by mail shall be deemed to be given at the time when the same shall be deposited in the United States mail. Notice to directors may also be given by telegram and shall be deemed to be given at the time when the same shall be received by the addressee.

     Section 2. Whenever any notice is required to be given under the provisions of the statutes or of the Charter or of these Bylaws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

                                   ARTICLE V

                                   OFFICERS

     Section 1. The Corporation's officers shall be chosen by the Board and shall consist of a Chairman (if the Board both deems it advisable that the Chairman shall be an officer of the Corporation and selects one), a President, one or more Executive Vice Presidents and Vice Presidents (if and to the extent required by law or if not required, if the Board from time to time appoints a Vice President or Vice Presidents), a Secretary and a Treasurer. The Board also may choose one or more Assistant Secretaries and/or Assistant Treasurers and such other officers and/or agents as the Board from time to time deems necessary or appropriate. The Board may delegate to the Chairman and/or the President of the Corporation the authority to appoint any officer or agent of the Corporation and to fill a vacancy other than the Chairman, President, Secretary or Treasurer. The election or appointment of any officer of the Corporation in itself shall not create contract rights for any such officer. All officers of the Corporation shall exercise such powers and perform such duties as from time to time shall be determined by the Board.

     Section 2. Each officer of the Corporation shall hold office at the Board's pleasure, and any officer may be removed, with or without cause, at any time by the affirmative vote of a majority of the directors then in office, provided that any officer appointed by the Chairman or the President pursuant to authority delegated to the Chairman or the President by the Board may be removed, with or without cause, at any time whenever the Chairman or the President in his absolute discretion shall consider that the Corporation's best interests shall be served by such removal. Removal of an officer by the Board, the Chairman or the President, as the case may be, shall not prejudice the contract rights, if any, of the person so removed. Vacancies (however caused) in any office may be filled for the unexpired portion of the term b% the Board (or by the Chairman or the President in the case of a vacancy occurring in an office to which the Chair-man or the President has been delegated the authority to make appointments).

     Section 3. The salaries of all officers of the Corporation shall be fixed from time to time by the Board, and no officer shall be prevented from receiving a salary by reason of the fact that he also receives from the Corporation compensation in any other capacity.

                                   PRESIDENT

     Section 4. The President, subject to the Board's direction, shall have general charge of the Corporation's business, affairs and property and general supervision over its other officers and agents. In general, the President shall perform all duties incident to the office of the chief executive officer of a stock corporation and shall see that all orders and resolutions of the Board are carried into effect. Unless otherwise prescribed by the Board, the President shall have full power and authority on the Corporation's behalf to attend, act and vote at any meeting of security holders of other corporations in which the Corporation may hold securities. At any such meeting, the President shall possess and may exercise any and all rights and powers incident to the ownership of such securities that the Corporation possesses and has the power to exercise. The Board from time to time may confer like powers upon any other person or persons. The President (or, in his absence, the Chairman if present) shall preside at all meetings of the Corporation's stockholders.

                           EXECUTIVE VICE PRESIDENTS

     Section 5. Each Executive Vice President of the Corporation, subject to the President's and Board's direction, shall perform such executive, supervisory and management functions and duties as from time to time may be assigned to him by the Board. Unless the President is present at such meeting (in person or by proxy), the Executive Vice President - Chief Operating Officer shall have the same power and authority as the President to attend, act and vote on the Corporation's behalf at any meeting of security holders of other corporations in which the Corporation may hold securities. Also, in the absence of the President, the Executive Vice President - Chief Executive Officer shall perform the duties and exercise the powers of the President.

                                VICE PRESIDENT

     Section 6. The Vice President(s) shall also generally assist the President and Executive Vice Presidents and shall perform such other duties and have such other powers as from time to time may be prescribed by the President, Executive Vice President or the Board.

                       SECRETARY AND ASSISTANT SECRETARY

     Section 7. The Secretary shall attend all meetings of the Board and of the stockholders and shall record all votes and the proceedings of all meetings in a book to be kept or such purposes. The Secretary also shall perform like duties for the executive committee or other committees, if required by any such committee. The Secretary shall give (or cause to be given) notice of all meetings of the stockholders and all special Board meetings and shall perform such other duties as from time to time may be prescribed by the Board, the Chairman, the President or any Executive Vice President. The Secretary shall have custody of the Corporation's seal, shall have authority (as shall any Assistant Secretary) to affix the seal to any instrument requiring it, and to attest the seal by his signature. The Board may give general authority to officers other than the Secretary or any Assistant Secretary to affix the Corporation's seal and to attest the affixing thereof by his signature.

     Section 8. The Assistant Secretary, if any (or if there is more than one, the Assistant Secretaries in the order designated, or in the absence of any designation, in the order of their election), in the absence or disability of the Secretary, shall perform the duties and exercise the powers of the Secretary. The Assistant Secretary(ies) shall perform such other duties and have such other powers as from time to time may be prescribed by the Board, the Chairman, the President or any Executive Vice President.

                       TREASURER AND ASSISTANT TREASURER

     Section 9. The Treasurer shall have the custody of the corporate funds, securities, other similar valuable effects, and evidences of indebtedness, shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as from time to time may be designated by the Board. The Treasurer shall disburse the funds of the Corporation in such manner as may be ordered by the Board from time to time and shall render to the Chairman, the President, Executive Vice President - Chief Operating Officer and the Board, at regular meetings of the Board or whenever any of them may so require, an account of all transactions and of the financial condition of the Corporation.

     Section 10. The Assistant Treasurer, if any (or if there is more than one, the Assistant Treasurers in the order designated, or in the absence of any designation, in the order of their election), in the absence or disability of the Treasurer, shall perform the duties and exercise the powers of the Treasurer. The Assistant Treasurer(s) shall perform such other duties and have such other powers as from time to time may be prescribed by the Board, the Chairman, the President or any Executive Vice President.

                                  ARTICLE VI

     INDEMNIFICATION AND EXCULPATION; TRANSACTIONS WITH AFFILIATED PERSONS

     Section 1.     Indemnification and Exculpation. Reference is hereby made to
Section 145 of the General Corporation Law of the State of Delaware (or any successor provision thereto). The Corporation shall indemnify each person who may be indemnified (the "Indemnitees") pursuant to such section, to the full extent permitted thereby. In each and every situation where the Corporation may do so under such section, the Corporation hereby obligates itself to so indemnify the Indemnitees, and in each case, if any, where the Corporation must make certain investigations on a case-by-case basis prior to indemnification, the Corporation hereby obligates itself to pursue such investigation diligently, it being the specific intention of these Bylaws to obligate the Corporation to indemnify each person whom it may indemnify to the fullest extent permitted by law at any time and from time to time. To the extent not prohibited by Section 145 of the General Corporation Law of the State of Delaware (or any other provision of the General Corporation Law of the State of Delaware), the Indemnitees shall not be liable to the Corporation except for their own individual will fill misconduct or actions taken in bad faith.

     Section 2. Common or Interested Officers and Directors. The Corporation's directors and officers shall exercise their powers and duties in good faith and with a view to the Corporation's best interests. No contract or other transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any corporation, firm, association or other entity in which one or more of the Corporation's directors or officers are directors or, or are pecuniarily or otherwise interested, shall be either void or voidable because of such common directorate, officership or interest, because such directors or officers are present at the meeting of the Board or any committee thereof which authorizes, approves or ratifies the contract or transaction, or because his, her or their votes are counted for such purpose, if (unless other-wise prohibited by law) any of the conditions specified in the following paragraphs exist:

             (a) the material facts of the common directorate or interest or contract or transaction are disclosed or known to the Board or committee thereof and the Board or committee authorizes or ratifies such contract or transaction in good faith by the affirmative vote of a majority of the disinterested directors, even though the number of such disinterested directors may be less than a quorum; or

             (b) the material facts of the common directorate or interest or contract or transaction are disclosed or known to the stockholders entitled to vote thereon and the contract or transaction is specifically approved in good faith by vote of the stockholders; or

             (c) the contract or transaction is fair and commercially reasonable to the Corporation at the time it is authorized, approved or ratified by the Board, a committee thereof, or the stockholders, as the case may be.

     Common or interested directors may be counted in determining whether a quorum is present at any meeting of the Board or committee thereof which authorizes, approves or ratifies any contract or transaction, and may vote thereat to authorize any contract or transaction with like force and effect as if he, she or they were not such directors or officers of such other corporation or were not so interested.

                                  ARTICLE VII

                             CERTIFICATE OF STOCK

     Section 1. Every holder of capital stock in the Corporation shall be entitled to have a certificate, signed by, or in the Corporation's name by, the Chairman, the President, Executive Vice President or a Vice President and the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Corporation, certifying the number of shares of the Corporation's capital stock owned by him.

     Section 2. Where a certificate is signed (1) by a transfer agent or an assistant transfer agent or (2) by a transfer clerk acting on the Corporation's behalf and a registrar, the signature of any such Chairman, President, Executive Vice President, Vice President, Treasurer, Assistant Treasurer, Secretary or Assistant Secretary may be facsimile. In case any officer or officers who have signed, or whose facsimile signature or signatures have been used on, any such certificate or certificates shall cease to be such officer or officers of the Corporation, whether because of death, resignation or otherwise, before such certificate or certificates have been delivered by the Corporation, such certificate or certificates may nevertheless be adopted by the Corporation and be issued and delivered as though the person or persons who signed such certificate or certificates or whose facsimile signature or signatures have been used thereon had not ceased to be such officer or officers of the Corporation.

                               LOST CERTIFICATES

     Section 3. The Secretary or Treasurer may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost or destroyed upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost or destroyed. When authorizing such issue of a new certificate or certificates, the Secretary or Treasurer may, in such officer's discretion and as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as such officer shall require and/or to give the Corporation a bond in such sum as such officer may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost or destroyed.

                              TRANSFERS OF STOCK

     Section 4. Upon surrender to the Corporation or the Corporation's transfer agent of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the Corporation's duty to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

                           CLOSING OF TRANSFER BOOKS

     Section 5. The Board may close the Corporation's stock transfer books for a period not fewer than 10 nor more than 60 days preceding the date of any meeting of stockholders or the date for payment of any dividend or the date for the allotment of rights or the date when any change or conversion or exchange of capital stock shall go into effect or for a period not fewer than 10 nor more than 60 days in connection with obtaining the consent of stockholders for any purpose. In lieu of closing the stock transfer books as aforesaid, the Board may fix in advance a date, not fewer than 10 or more than 60 days preceding the date of any meeting of stockholders, or the date for the payment of any dividend, or the date for the allotment of rights, or the date when any change or conversion or exchange of capital stock shall go into effect, or a date in connection with obtaining such consent, as a record date for the determination of the stockholders entitled to notice of, and to vote at, any such meeting, and any adjournment thereof, or entitled to receive payment of any such dividend, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of capital stock, or to give such consent, and in such case such stockholders and only such stockholders as shall be stockholders of record on the date so fixed shall be entitled to such notice of, and to vote at, such meeting and any adjournment thereof, or to receive payment of such dividend, or to receive such allotment of rights, or to exercise such rights, or to give such consent, as the case may be notwithstanding any transfer of any stock on the Corporation's books after any such record date fixed as aforesaid.

                            REGISTERED STOCKHOLDERS

     Section 6. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of its capital stock to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of the Corporation's capital stock, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

                                 ARTICLE VIII

                              GENERAL PROVISIONS

                                   DIVIDENDS

     Section 1. Dividends upon the Corporation's capital stock, subject to the provisions of the Charter, if any, may be declared by the Board at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property, or in capital stock, subject to Charter provisions.

     Section 2. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such purpose as the directors shall think conducive to the Corporation's interest and the directors may modify or abolish any such reserve in the manner in which it was created.

                               ANNUAL STATEMENT

     Section 3. The Board shall present at each annual meeting, and at any special meeting of the stockholders when called for by vote of the stockholders, a full and clear statement of the Corporation's business and condition.

                                    CHECKS

     Section 4. All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board may from time to time designate.

                                  FISCAL YEAR

     Section 5. The Corporation's fiscal year shall be as determined from time to time by the Board.

                                     SEAL

     Section 6. If the Board elects to adopt a corporate seal, the corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization and the words "Corporate Seal, State of Delaware." The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

                               STOCK OPTION PLAN

     Section 7. The Board shall have the power to administer in accordance with the respective terms thereof, such stock option plan as may from time to time be approved by the Board or the stockholders and to take such action as the Board may deem fit to carry out the purposes of such plan.

                                  ARTICLE IX

                                  AMENDMENTS

     Section 1. These Bylaws may be altered or repealed at any regular meeting of the stockholders or of the Board or at any special meeting of the stockholders or of the Board if notice of such alteration or repeal be contained in the notice of such special meeting.

                          MATTRESS DISCOUNTERS, INC.*
                                    BYLAWS

                                   ARTICLE I

                                    OFFICES

     Section 1. The Corporation's principal office in the State of Delaware shall be in the City of Wilmington, County of New Castle.

     Section 2. The Corporation may also have offices at such other places both within and without the State of Delaware as the Corporation's board of directors (the "Board") may from time to time determine or the Corporation's business may require.

                                  ARTICLE II

                           MEETINGS OF STOCKHOLDERS

     Section 1. Subject to Section 2 of this Article, all meetings of the stockholders for the election of directors shall be held at such time and place, within or without the State of Delaware, as may be fixed from time to time by the Board. Meetings of stockholders for any other purpose may be held at such time and place, within or without the State of Delaware, as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

     Section 2. Annual meetings of stockholders shall be held on such date in the month of April of each year and at such place (within or without the State of Delaware) as is designated from time to time by the Board and stated in the notice of the meeting. At each annual meeting, the stockholders shall elect the Board and shall transact such other business as may properly be brought before the meeting.

     Section 3. Written notice of the annual meeting shall be given to each stockholder entitled to vote at such meeting not fewer than 10 nor more than 60 days prior to the meeting.

     Section 4. The officer who has charge of the Corporation's stock ledger shall prepare and make, at least 10 days before every election of directors, a complete list of the stockholders entitled to vote at said election, arranged in alphabetical order, showing the address of and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, during ordinary business hours, for a period of at least 10 days prior to the election, either at a place within the city, town or village where the election is to be held and which place shall be specified in the notice of the meeting, or, if not specified, at the place where said meeting is to be held, and the list shall be produced and kept at the time and


_________________________

*   As adopted by the Board on March 5, 1996.

place of election during the whole time thereof, and subject to the inspection of any stockholder who may be present.

     Section 5. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the Corporation's certificate of incorporation (the "Charter"), may be called by the Chairman of the Board ("Chairman") or the President and shall be called by the Chairman or the President or Secretary at the request in writing of a majority of the Board, or at the request in writing of stockholders owning at least 35% of the Corporation's capital stock outstanding and entitled to vote at such meeting. Such request shall state the purpose or purposes of the proposed meeting.

     Section 6. Written notice of a special meeting of stockholders, stating the time, place and purposes thereof, shall be given to each stockholder entitled to vote at such meeting not fewer than 10 nor more than 60 days prior to the meeting.

     Section 7. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

     Section 8. The holders of a majority of the Corporation's capital stock and outstanding, and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the certificate of incorporation. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified.

     Section 9. When a quorum is present at any meeting, the vote of the holders of a majority of the Corporation's capital stock outstanding and having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which by express provision of the statutes or of the Charter, a different vote is required in which case such express provision shall govern and control the decision of such question.

     Section 10. Each stockholder shall at every meeting of the stockholders be entitled to one vote in person or by proxy for each share of the capital stock having voting power held by such stockholder, but no proxy shall be voted on after three years from its date, unless the proxy provides for a longer period, and, except where the Corporation's transfer books have been closed or a date has been fixed as a record date for the determination of its stockholders entitled to vote, no capital stock shall be voted on at any election for directors which has been transferred on the Corporation's books within 20 days next preceding such election of directors.

     Section 11. Whenever the vote of stockholders at a meeting thereof is required or permitted to be taken in connection with any corporate action by any provisions of the statutes or of the Charter, the meeting and vote of stockholders may be dispensed with, if all the stockholders who would have been entitled to vote upon the action if such meeting were held, shall consent in writing to such corporate action being taken.

                                  ARTICLE III

                                   DIRECTORS

     Section 1. The number of directors of the Corporation shall be at least one, or such other number as shall be determined from time to time by the Board. The directors shall be elected at the annual meeting of the stockholders, except as provided in Section 2 of this Article, and each director elected shall hold office until his successor has been duly elected and has qualified. Directors need not be stockholders nor residents of the State of Delaware.

     Section 2. Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, though less than a quorum, or by the sole remaining director, and the directors so chosen shall hold office until the next annual meeting of the stockholders or until their successors are duly elected and shall qualify, unless sooner displaced.

     Section 3.

            (a) Except as otherwise provided by law, the Charter or these Bylaws, at any meeting of the stockholders called expressly for such purpose, any director may be removed, with or without cause, by a vote of the stockholders holding a majority of the capital stock outstanding and entitled to vote at an election of directors.

            (b) Any director may resign at any time by giving written notice to the Board, the Chairman, the President or the Secretary of the Corporation. Unless otherwise specified such written notice, a resignation shall take effect upon delivery thereof to the Board or the designated officer. A resignation need not be accepted for it to be effective.

     Section 4. The Corporation's business shall be managed by the Board which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Charter or by these Bylaws directed or required to be exercised or done by the stockholders.

                                BOARD MEETINGS

     Section 5. The Board may hold meetings, both regular and special, either within or without the State of Delaware.

     Section 6. The first meeting of each newly elected Board shall be held at such time and place as shall be fixed by the vote of the stockholders at the annual meeting and no notice of such meeting shall be necessary to the newly elected directors to constitute legally the meeting, provided a quorum shall be present. If the stockholders fail to fix the time or place of such first meeting of the newly elected Board, or if such meeting is not held at the time and place so fixed by the stockholders, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the Board, or as shall be specified in a written waiver signed by all of the directors.

     Section 7. Regular meetings of the Board may be held without notice at such time and at such place as shall from time to time be determined by the Board.

     Section 8. Special meetings of the Board may be called by the Chairman or the President on two days prior written notice to each director, either personally, by mail or by telegram; special meetings may be called by the Chairman or the President or Secretary in like manner and on like notice upon the written request of two directors.

     Section 9. At all meetings of the Board, a majority of the directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any Board meeting at which there is a quorum shall be the act of the Board, except as may be otherwise specifically provided by statute or by the Charter. If a quorum shall not be present at any Board meeting, the directors present thereat may adjourn the meeting from time to time without notice other than announcement at the meeting until a quorum shall be present. The Chairman shall preside at all meetings of the Board.

     Section 10. Unless otherwise restricted by the Charter or these Bylaws, any action required or permitted to be taken at any meeting of the Board, or of any committee thereof, may be taken without a meeting, if prior to such action a written consent thereto is signed by all Board members or of such committee as the case may be, and such written consent is filed with the minutes of proceedings of the Board or such committee.

     Section 11. The Board may participate in meetings by means of conference telephone or similar communications equipment, whereby all directors participating in the meeting can hear each other at the same time, and participation in any such meeting shall constitute presence in person by such director at such meeting. A written record shall be made of all actions taken at any meeting conducted by means of a conference telephone or similar communications equipment.

                               BOARD COMMITTEES

     Section 12. The Board may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of two or more of the directors of the Corporation, which, to the extent provided in the resolution, shall have and may exercise the powers of the Board in the management of the Corporation's business and affairs and may authorize the Corporation's seal to be affixed to all papers which may require it. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board.

     Section 13. Each committee shall keep regular minutes of its meetings and report the same to the Board when required.

                           COMPENSATION OF DIRECTORS

     Section 14. The directors may be paid their expenses, if any, of attendance at each Board meeting and may be paid a fixed sum for attendance at each Board meeting or a stated salary as director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

                                  ARTICLE IV

                                    NOTICES

     Section 1. Notices to directors and stockholders shall be in writing and delivered either personally or by first class mail with postage prepaid, in either case addressed to the directors or stockholders at their addresses appearing on the Corporation's books. Notice delivered personally shall be deemed to be given at the time when the same shall be received by the addressee, and notice by mail shall be deemed to be given at the time when the same shall be deposited in the United States mail. Notice to directors may also be given by telegram and shall be deemed to be given at the time when the same shall be received by the addressee.

     Section 2. Whenever any notice is required to be given under the provisions of the statutes or of the Charter or of these Bylaws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

                                   ARTICLE V

                                   OFFICERS

     Section 1. The Corporation's officers shall be chosen by the Board and shall consist of a Chairman (if the Board both deems it advisable that the Chairman shall be an officer of the Corporation and selects one), a President, one or more Executive Vice Presidents and Vice Presidents (if and to the extent required by law or if not required, if the Board from time to time appoints a Vice President or Vice Presidents), a Secretary and a Treasurer. The Board also may choose one or more Assistant Secretaries and/or Assistant Treasurers and such other officers and/or agents as the Board from time to time deems necessary or appropriate. The Board may delegate to the Chairman and/or the President of the Corporation the authority to appoint any officer or agent of the Corporation and to fill a vacancy other than the Chairman, President, Secretary or Treasurer. The election or appointment of any officer of the Corporation in itself shall not create contract rights for any such officer. All officers of the Corporation shall exercise such powers and perform such duties as from time to time shall be determined by the Board.

     Section 2. Each officer of the Corporation shall hold office at the Board's pleasure, and any officer may be removed, with or without cause, at any time by the affirmative vote of a majority of the directors then in office, provided that any officer appointed by the Chairman or the President pursuant to authority delegated to the Chairman or the President by the Board may be removed, with or without cause, at any time whenever the Chairman or the President in his absolute discretion shall consider that the Corporation's best interests shall be served by such removal. Removal of an officer by the Board, the Chairman or the President, as the case may be, shall not prejudice the contract rights, if any, of the person so removed. Vacancies (however caused) in any office may be filled for the unexpired portion of the term b% the Board (or by the Chairman or the President in the case of a vacancy occurring in an office to which the Chairman or the President has been delegated the authority to make appointments).

     Section 3. The salaries of all officers of the Corporation shall be fixed from time to time by the Board, and no officer shall be prevented from receiving a salary by reason of the fact that he also receives from the Corporation compensation in any other capacity.

                                   PRESIDENT

     Section 4. The President, subject to the Board's direction, shall have general charge of the Corporation's business, affairs and property and general supervision over its other officers and agents. In general, the President shall perform all duties incident to the office of the chief executive officer of a stock corporation and shall see that all orders and resolutions of the Board are carried into effect. Unless otherwise prescribed by the Board, the President shall have full power and authority on the Corporation's behalf to attend, act and vote at any meeting of security holders of other corporations in which the Corporation may hold securities. At any such meeting, the President shall possess and may exercise any and all rights and powers incident to the ownership of such securities that the Corporation possesses and has the power to exercise. The Board from time to time may confer like powers upon any other person or persons. The President (or, in his absence, the Chairman if present) shall preside at all meetings of the Corporation's stockholders.

                           EXECUTIVE VICE PRESIDENTS

     Section 5. Each Executive Vice President of the Corporation, subject to the President's and Board's direction, shall perform such executive, supervisory and management functions and duties as from time to time may be assigned to him by the Board. Unless the President is present at such meeting (in person or by proxy), the Executive Vice President - Chief Operating Officer shall have the same power and authority as the President to attend, act and vote on the Corporation's behalf at any meeting of security holders of other corporations in which the Corporation may hold securities. Also, in the absence of the President, the Executive Vice President - Chief Executive Officer shall perform the duties and exercise the powers of the President.

                                VICE PRESIDENT

     Section 6. The Vice President(s) shall also generally assist the President and Executive Vice Presidents and shall perform such other duties and have such other powers as from time to time may be prescribed by the President, Executive Vice President or the Board.

                       SECRETARY AND ASSISTANT SECRETARY

     Section 7. The Secretary shall attend all meetings of the Board and of the stockholders and shall record all votes and the proceedings of all meetings in a book to be kept or such purposes. The Secretary also shall perform like duties for the executive committee or other committees, if required by any such committee. The Secretary shall give (or cause to be given) notice of all meetings of the stockholders and all special Board meetings and shall perform such other duties as from time to time may be prescribed by the Board, the Chairman, the President or any Executive Vice President. The Secretary shall have custody of the Corporation's seal, shall have authority (as shall any Assistant Secretary) to affix the seal to any instrument requiring it, and to attest the seal by his signature. The Board may give general authority to officers other than the Secretary or any Assistant Secretary to affix the Corporation's seal and to attest the affixing thereof by his signature.

     Section 8. The Assistant Secretary, if any (or if there is more than one, the Assistant Secretaries in the order designated, or in the absence of any designation, in the order of their election), in the absence or disability of the Secretary, shall perform the duties and exercise the powers of the Secretary. The Assistant Secretary(ies) shall perform such other duties and have such other powers as from time to time may be prescribed by the Board, the Chairman, the President or any Executive Vice President.

                       TREASURER AND ASSISTANT TREASURER

     Section 9. The Treasurer shall have the custody of the corporate funds, securities, other similar valuable effects, and evidences of indebtedness, shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as from time to time may be designated by the Board. The Treasurer shall disburse the funds of the Corporation in such manner as may be ordered by the Board from time to time and shall render to the Chairman, the President, Executive Vice President - Chief Operating Officer and the Board, at regular meetings of the Board or whenever any of them may so require, an account of all transactions and of the financial condition of the Corporation.

     Section 10. The Assistant Treasurer, if any (or if there is more than one, the Assistant Treasurers in the order designated, or in the absence of any designation, in the order of their election), in the absence or disability of the Treasurer, shall perform the duties and exercise the powers of the Treasurer. The Assistant Treasurer(s) shall perform such other duties and have such other powers as from time to time may be prescribed by the Board, the Chairman, the President or any Executive Vice President.

                                  ARTICLE VI

     INDEMNIFICATION AND EXCULPATION; TRANSACTIONS WITH AFFILIATED PERSONS

     Section 1.     Indemnification and Exculpation. Reference is hereby made to
Section 145 of the General Corporation Law of the State of Delaware (or any successor provision thereto). The Corporation shall indemnify each person who may be indemnified (the "Indemnitees") pursuant to such section, to the full extent permitted thereby. In each and every situation where the Corporation may do so under such section, the Corporation hereby obligates itself to so indemnify the Indemnitees, and in each case, if any, where the Corporation must make certain investigations on a case-by-case basis prior to indemnification, the Corporation hereby obligates itself to pursue such investigation diligently, it being the specific intention of these Bylaws to obligate the Corporation to indemnify each person whom it may indemnify to the fullest extent permitted by law at any time and from time to time. To the extent not prohibited by Section 145 of the General Corporation Law of the State of Delaware (or any other provision of the General Corporation Law of the State of Delaware), the Indemnitees shall not be liable to the Corporation except for their own individual will fill misconduct or actions taken in bad faith.

     Section 2. Common or Interested Officers and Directors. The Corporation's directors and officers shall exercise their powers and duties in good faith and with a view to the Corporation's best interests. No contract or other transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any corporation, firm, association or other entity in which one or more of the Corporation's directors or officers are directors or, or are pecuniarily or otherwise interested, shall be either void or voidable because of such common directorate, officership or interest, because such directors or officers are present at the meeting of the Board or any committee thereof which authorizes, approves or ratifies the contract or transaction, or because his, her or their votes are counted for such purpose, if (unless other-wise prohibited by law) any of the conditions specified in the following paragraphs exist:

          (a) the material facts of the common directorate or interest or contract or transaction are disclosed or known to the Board or committee thereof and the Board or committee authorizes or ratifies such contract or transaction in good faith by the affirmative vote of a majority of the disinterested directors, even though the number of such disinterested directors may be less than a quorum; or

          (b) the material facts of the common directorate or interest or contract or transaction are disclosed or known to the stockholders entitled to vote thereon and the contract or transaction is specifically approved in good faith by vote of the stockholders; or

          (c) the contract or transaction is fair and commercially reasonable to the Corporation at the time it is authorized, approved or ratified by the Board, a committee thereof, or the stockholders, as the case may be.

     Common or interested directors may be counted in determining whether a quorum is present at any meeting of the Board or committee thereof which authorizes, approves or ratifies any contract or transaction, and may vote thereat to authorize any contract or transaction with like force and effect as if he, she or they were not such directors or officers of such other corporation or were not so interested.

                                  ARTICLE VII

                             CERTIFICATE OF STOCK

     Section 1. Every holder of capital stock in the Corporation shall be entitled to have a certificate, signed by, or in the Corporation's name by, the Chairman, the President, Executive Vice President or a Vice President and the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Corporation, certifying the number of shares of the Corporation's capital stock owned by him.

     Section 2. Where a certificate is signed (1) by a transfer agent or an assistant transfer agent or (2) by a transfer clerk acting on the Corporation's behalf and a registrar, the signature of any such Chairman, President, Executive Vice President, Vice President, Treasurer, Assistant Treasurer, Secretary or Assistant Secretary may be facsimile. In case any officer or officers who have signed, or whose facsimile signature or signatures have been used on, any such certificate or certificates shall cease to be such officer or officers of the Corporation, whether because of death, resignation or otherwise, before such certificate or certificates have been delivered by the Corporation, such certificate or certificates may nevertheless be adopted by the Corporation and be issued and delivered as though the person or persons who signed such certificate or certificates or whose facsimile signature or signatures have been used thereon had not ceased to be such officer or officers of the Corporation.

                               LOST CERTIFICATES

     Section 3. The Secretary or Treasurer may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost or destroyed upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost or destroyed. When authorizing such issue of a new certificate or certificates, the Secretary or Treasurer may, in such officer's discretion and as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as such officer shall require and/or to give the Corporation a bond in such sum as such officer may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost or destroyed.

                              TRANSFERS OF STOCK

     Section 4. Upon surrender to the Corporation or the Corporation's transfer agent of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the Corporation's duty to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

                           CLOSING OF TRANSFER BOOKS

     Section 5. The Board may close the Corporation's stock transfer books for a period not fewer than 10 nor more than 60 days preceding the date of any meeting of stockholders or the date for payment of any dividend or the date for the allotment of rights or the date when any change or conversion or exchange of capital stock shall go into effect or for a period not fewer than 10 nor more than 60 days in connection with obtaining the consent of stockholders for any purpose. In lieu of closing the stock transfer books as aforesaid, the Board may fix in advance a date, not fewer than 10 or more than 60 days preceding the date of any meeting of stockholders, or the date for the payment of any dividend, or the date for the allotment of rights, or the date when any change or conversion or exchange of capital stock shall go into effect, or a date in connection with obtaining such consent, as a record date for the determination of the stockholders entitled to notice of, and to vote at, any such meeting, and any adjournment thereof, or entitled to receive payment of any such dividend, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of capital stock, or to give such consent, and in such case such stockholders and only such stockholders as shall be stockholders of record on the date so fixed shall be entitled to such notice of, and to vote at, such meeting and any adjournment thereof, or to receive payment of such dividend, or to receive such allotment of rights, or to exercise such rights, or to give such consent, as the case may be notwithstanding any transfer of any stock on the Corporation's books after any such record date fixed as aforesaid.

                            REGISTERED STOCKHOLDERS

     Section 6. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of its capital stock to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of the Corporation's capital stock, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

                                  ARTICLE VII

                              GENERAL PROVISIONS

                                   DIVIDENDS

     Section 1. Dividends upon the Corporation's capital stock, subject to the provisions of the Charter, if any, may be declared by the Board at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property, or in capital stock, subject to Charter provisions.

     Section 2. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such purpose as the directors shall think conducive to the Corporation's interest and the directors may modify or abolish any such reserve in the manner in which it was created.

                               ANNUAL STATEMENT

     Section 3. The Board shall present at each annual meeting, and at any special meeting of the stockholders when called for by vote of the stockholders, a full and clear statement of the Corporation's business and condition.

                                    CHECKS

     Section 4. All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board may from time to time designate.

                                  FISCAL YEAR

     Section 5. The Corporation's fiscal year shall be as determined from time to time by the Board.

                                     SEAL

     Section 6. If the Board elects to adopt a corporate seal, the corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization and the words "Corporate Seal, State of Delaware." The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

                               STOCK OPTION PLAN

     Section 7. The Board shall have the power to administer in accordance with the respective terms thereof, such stock option plan as may from time to time be approved by the Board or the stockholders and to take such action as the Board may deem fit to carry out the purposes of such plan.

                                  ARTICLE IX

                                  AMENDMENTS

     Section 1. These Bylaws may be altered or repealed at any regular meeting of the stockholders or of the Board or at any special meeting of the stockholders or of the Board if notice of such alteration or repeal be contained in the notice of such special meeting.